Exhibit 10.40

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

EXCLUSIVE LICENSE

BETWEEN

THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

AND

NEUROSIGMA INC.

FOR

1)	(UCLA Case No. 2007-254): “*****;”

2)	(UCLA Case No. 2007-292): “*****;”

3)	(UCLA Case No. 2010-003): “*****;”

4)	(UCLA Case No. 2010-396): “*****;”

AND

5)	(UCLA Case No. 2010-588): “*****”

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

EXCLUSIVE LICENSE AGREEMENT

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A

APPENDIX B

APPENDIX C

APPENDIX D

EXCLUSIVE LICENSE AGREEMENT

THIS EXCLUSIVE LICENSE AGREEMENT and the attached Appendix A (collectively, the “Agreement”) is made and is effective this 26th day of July, 2010 (the “Effective Date”) between THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its corporate offices located at 1111 Franklin Street, Oakland, California 94607-5200, acting through The Office of Intellectual Property and Industry Sponsored Research of the University of California, Los Angeles, located at 11000 Kinross Avenue, Suite 200, Los Angeles, CA 90095-1406, and NeuroSigma Inc. (“Licensee”), a corporation having a principal place of business at 10960 Ventura Boulevard., Suite 1230, Los Angeles, CA 90024.

RECITALS

WHEREAS, certain inventions, generally characterized as

6)	“*****” (UCLA Case No. 2007-254);

7)	“*****” (UCLA Case No. 2007-292);

8)	“*****” (UCLA Case No. 2010-003);

9)	“*****” (UCLA Case No. 2010-396); and

10)	“*****” (UCLA Case No. 2010-588).

(the “Inventions”) were made in the course of research at the University of California, Los Angeles by ***** (“Inventors”) and are claimed in Regents’ Patent Rights, as defined below;

WHEREAS, ***** are employee(s) of The Regents and as such are obligated to assign their right, title and interest in and to the Inventions to The Regents;

WHEREAS, Licensee and The Regents executed a Letter of Intent (UC Control No. *****) with an effective date of *****;

WHEREAS, Licensee is a “small business concern” as defined in 15 U.S.C. §§632; and

WHEREAS, The Regents wishes that Regents’ Patent Rights be developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

The parties agree as follows:

1.     DEFINITIONS

1.1	“510k” means a premarket notification obtained from the FDA as a legal prerequisite to marketing or selling a medical device or medical method in the United States as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantive counterpart of such 510K as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.2	“Affiliate” means any corporation or other business entity in which Licensee owns or controls, directly or indirectly, at least fifty percent (50%) of the outstanding stock or other voting rights entitled to elect directors. In any country where the local law does not permit foreign equity participation of at least fifty percent (50%), then “Affiliate” means any company in which Licensee owns or controls, directly or indirectly, the maximum percentage of outstanding stock or voting rights that is permitted by local law.

1.3	“Combined Phase I/II Clinical Trial” means a human clinical trial designed to fulfill the FDA requirements of both a Phase I Clinical Trial and a Phase II Clinical Trial and which is reasonably constituted to avoid the necessity of conducting a separate Phase I Clinical Trial and Phase II Clinical Trial while providing adequate data to support a grant of FDA approval or the substantitive equivalent of such a human clinical trial as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.4	“Combined Phase II/III Clinical Trial” means a human clinical trial designed to fulfill the FDA requirements of both a Phase II Clinical Trial and a Phase III Clinical Trial and which is reasonably constituted to avoid the necessity of conducting a separate Phase II Clinical Trial and Phase III Clinical Trial while providing adequate data to support a grant of FDA approval or the substantitive equivalent of such a human clinical trial as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.5	“Combined Phase I/II/III Clinical Trial” means a human clinical trial designed to fulfill the FDA requirements of both a Phase I Clinical Trial, Phase II Clinical Trial and a Phase III Clinical Trial and which is reasonably constituted to avoid the necessity of conducting a separate Phase I Clinical Trial, Phase II Clinical Trial and a Phase III Clinical Trial while providing adequate data to support a grant of FDA approval or the substantitive equivalent of such a human clinical trial as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.6	“Commercialization” has the meaning set forth in Paragraph 6.1 of this Agreement.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

1.7	“Commercially Reasonable Efforts” means, with respect to any objective, the level of efforts and resources (including without limitation the promptness with which such efforts and resources would be applied) commonly used in the medical device industry by a company of similar size as Licensee (or Sublicensee as the case may be) to achieve such objective where such company is motivated to achieve such objective. For the avoidance of doubt, “Commercially Reasonable Efforts” shall not include (a) halting commercialization of, or otherwise shelving, a Licensed Product for the purpose of pursuing another of Licensee’s (or Sublicensee’s as the case may be) products not covered by a Valid Claim within Regents’ Patent Rights or (b) discontinuing all development, manufacturing, marketing and selling of such Licensed Product for a period of greater than *****.

1.8	“Customer” means any individual or entity, including but not limited to Wholesalers and Distributors, that purchases Licensed Products or Licensed Methods, provided however, that Licensee or Sublicensee (excluding a Wholesaler or Distributor that is a Sublicensee) shall be deemed a Customer only if it receives Licensed Products or Licensed Methods that are not intended for further sale, transfer, lease, exchange or other disposition.

1.9	“Earned Royalty” has the meaning set forth in Paragraph 5.1 of this Agreement.

1.10	“FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.11	“Field of Use” means all fields of use including, but not limited to:

1.11a	Treatment of epilepsy (“Epilepsy Field of Use”); and

1.11b	Treatment of depression or bipolar disease (“Depression Field of Use”).

1.12	“Final Sale” means any sale, transfer, lease, exchange or other disposition or provision of a Licensed Product and/or a Licensed Method to a Customer by Licensee or a Sublicensee. A Final Sale will be deemed to have occurred upon the earliest to occur of the following (as applicable): (a) the transfer of title to such Licensed Product and/or Licensed Method to a Customer, (b) the shipment of such Licensed Product to a Customer, (c) the provision of a Licensed Method to a Customer, (d) the provision of an invoice for such Licensed Product or Licensed Method to a Customer, or (e) payment by the Customer for Licensed Products or Licensed Methods. Exchange of Licensed Products between Licensee and a Sublicensee is not a Final Sale if the Licensed Product is intended for further sale, transfer, lease, exchange or other disposition, in which case the Final Sale will be deemed to have occurred upon sale, transfer, lease, exchange or other disposition or provision of Licensed Product by Licensee or Sublicensee to a Customer. If Licensee or a Sublicensee transfers Licensed Product at no cost solely for use in, or for purposes of, a clinical study, clinical trial, or as a free sample in product promotion, then such transfers will not be considered a Final Sale and no royalty will be owed hereunder.

1.13	“First Commercial Sale” means the first sale of any Licensed Product by Licensee or a Sublicensee, following approval of its marketing by the appropriate governmental agency for the

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

country in which the sale is to be made. When governmental approval is not required, “First Commercial Sale” means the first sale in that country.

1.14	“IDE” means an investigational device exemption obtained from the FDA as a legal prerequisite to the commencement of human clinical testing of a medical device or medical method in the United States as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantive counterpart of such IDE as required by a Regulatory Authority outside the United States prior to commencing human testing of a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.15	“Joint Venture” means any separate entity established pursuant to an agreement between a third party and Licensee and/or a Sublicensee, in which the separate entity manufactures, uses, purchases, sells or acquires Licensed Products from Licensee or a Sublicensee.

1.16	“License” has the meaning set forth in Paragraph 2.1 of this Agreement.

1.17	“Licensed Method” means any process, service, or method covered by a Valid Claim within Regents’ Patent Rights or whose use or practice would, absent the license granted under this Agreement, constitute an infringement, inducement of infringement or contributory infringement of any Valid Claim within Regents’ Patent Rights.

1.18	“Licensed Product” means any article, composition, apparatus, substance, chemical, or any other material covered by a Valid Claim within Regents’ Patent Rights or whose manufacture, import use, offer for sale, or sale would, absent the license granted under this Agreement, constitute an infringement, inducement of infringement or contributory infringement of any Valid Claim within Regents’ Patent Rights, or any service, article, composition, apparatus, chemical, substance or any other material made, used or sold by or utilizing or practicing a Licensed Method. This definition of Licensed Product also includes a service either used by Licensee or a Sublicensee or provided by Licensee or a Sublicensee to a Customer when such service requires the use of Licensed Product or performance of a Licensed Method.

1.19	“Minimum Annual Royalty” has the meaning set forth in Paragraph 5.3 of this Agreement.

1.20

“Net Sales” means the total of the gross amount (whether consisting of cash or any other forms of consideration) received by Licensee or Sublicensee(s) for all Final Sales, less deductions consistent with generally accepted accounting practices (GAAP) including, without limitation, the following deductions (to the extent included in and not already deducted from the gross amount invoiced or otherwise charged): cash, trade or quantity discounts actually granted to Customers; sales, use, tariff, import/export duties or other excise taxes imposed on particular sales, and value added taxes (“vat”) to the extent that such vat is incurred and not reimbursed, refunded, or credited under a tax authority; and allowances or credits to Customers because of rejections or returns. Income taxes are not an allowed deduction under Net Sales. If Licensee, a Sublicensee, development partner or Joint Venture is a Customer, then Licensee will pay royalties on Net Sales based on the total gross amount normally charged by Licensee or Sublicensee to other Customers

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

in arms length transactions where such Customer is in the same country as such Licensee, Sublicensee, development partner or Joint Venture.

If the Licensed Product or Licensed Method is a component of another product such as a kit, composition of matter or combination of products or services (hereinafter collectively “Combination Product”), then Net Sales means the gross amount actually received for the Final Sale by Licensee (or Sublicensee as the case may be) of the Combination Product, multiplied by a proration factor. This proration factor shall be determined as follows:

1.20a	If all components of the Combination Product were sold separately during one or more of the immediately preceding *****, the proration factor shall be determined by the formula *****;

1.20b	If the other component(s) other than the Licensed Product in the Combination Product were not all sold separately during one or more of the immediately preceding *****, the proration factor shall be determined by the formula *****; and

1.20c	If neither the Licensed Product nor all of the other component(s) in the Combination Product were sold separately during one or more of the immediately preceding *****, then the proration factor shall be determined *****.

With respect to 1.20(a)-(c) above, in no case will the proration factor be less than *****.

1.21	“PMA” means a premarket approval obtained from the FDA as a legal prerequisite to marketing or selling a medical device or medical method in the United States as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantive counterpart of such PMA as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.22	“Phase I Clinical Trial” means any human clinical trial that has as its principal purpose, and that is reasonably constituted to achieve, a preliminary determination of safety in human subjects, as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantitive equivalent of such a human clinical trial as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.23

“Phase II Clinical Trial” means any human clinical trial that has as its principal purpose, and that is reasonably constituted to achieve, a preliminary evaluation of clinical efficacy and safety, and/or to obtain an indication of the dosage regimen in human subjects, as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantitive equivalent of such a human clinical trial as required by a Regulatory

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.24	“Phase III Clinical Trial” means any human clinical trial that has as its principal purpose, and that is reasonably constituted to achieve, establishing safety and efficacy in human subjects, as required under the United States Federal Food, Drug and Cosmetic Act and the regulations promulgated thereunder or the substantitive equivalent of such a human clinical trial as required by a Regulatory Authority outside the United States prior to marketing or selling a Licensed Product or Licensed Method in such Regulatory Authority’s country.

1.25	“Regents’ Patent Rights” means The Regents’ interest in any of the patent applications and patents listed in Appendix A attached to this Agreement and assigned to The Regents (UCLA Case Numbers 2007-254, 2007-292, 2010-003, 2010-396 and 2010-588); any continuing applications thereof including divisions; but excluding continuations-in-part except to the extent of claims entirely supported in the specification and entitled to the priority date of the parent application; any patents issuing on these applications including reissues, substitutions, patent extensions, re-examinations, Supplemental Protection Certificates; and any corresponding foreign patents, patent applications and supplemental protection certificates; all of which will be automatically incorporated in and added to Appendix A and made a part of this Agreement.

1.26	“Regulatory Authority” means the FDA or its substantive counterpart in the European Union.

1.27	“Sublicense” has the meaning set forth in Paragraph 3.1 of this Agreement.

1.28	“Sublicensee” means any person or entity (including any Affiliate or Joint Venture) to which any of the rights granted to Licensee hereunder are sublicensed. For the avoidance of doubt, all parties granted a Sublicense by a Sublicensee are also Sublicensees for purposes of this Agreement.

1.29	“Sublicensing Income” means, to the extent attributable to the Regents’ Patent Rights, income and in kind consideration received by Licensee in consideration for a Sublicense. Sublicensing Income includes income received from Sublicensees in consideration for the sublicensed Regents’ Patent Rights in the form of license issue fees, milestone payments, and the like but specifically excludes royalties on the sale or distribution of Licensed Products and on the practice of Licensed Methods. Not included in the definition of Sublicensing Income is *****. For the purpose of clarity, if and to the extent Sublicensing Income represents an unallocated combined payment for both a sublicense under The Regents’ Patent Rights and other patent rights, such Sublicensing Income from such sublicensing arrangement for purposes of calculating payments due to The Regents under Paragraph 3.2 shall be reasonably allocated by agreement of the parties between such Regents’ Patent Rights and such other patent rights. If the parties cannot reach agreement on how to reasonable allocate such income, the parties agree to be bound by the determination of a neutral third party’s determination of what would constitute a reasonable allocation of such income provide that such third party is approved by both Licensee and The Regents.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

1.30	“Valid Claim” means (i) a claim of an issued patent that has not expired or been held unenforceable or invalid by a final judgment or decision of a court or other government agency of competent jurisdiction from which no appeal has been or can be taken, and which has not been admitted to be invalid or unenforceable through reissue, disclaimer or the like, and (ii) a claim of a pending patent application that has not been abandoned or finally rejected without the possibility of appeal or re-filing.

1.31	“Wholesaler” or “Distributor” means any third party that fulfills all of the following conditions: (i) such third party has as its primary business Wholesale Distribution, (ii) such third party does not manufacture Licensed Products or have Licensed Products manufactured on its behalf, and (iii) such third party does not make payments to Licensee, its Affiliates or Sublicensees that are calculated on the basis of a percentage of, or profit share on, such third party’s sales of Licensed Products or Licensed Methods.

1.32	“Wholesale Distribution” means distribution of medical devices or pharmaceuticals to hospitals and pharmacies which entities in turn sell such medical devices or pharmaceuticals directly to patients for their own use rather than to other third parties for further resale.

2.     GRANT

2.1	Subject to the limitations set forth in this Agreement, The Regents hereby grants to Licensee an exclusive license (the “License”) under Regents’ Patent Rights, in jurisdictions where Regents’ Patent Rights now exist or come to exist at anytime during the term of this Agreement, to make, have made, use, sell, offer for sale and import Licensed Products and to practice Licensed Methods in the Field of Use to the extent permitted by law. Licensee will not make, use, have made, sell, offer for sale, or import Licensed Products outside the Field of Use. If the Field of Use is changed in the future through an amendment made under the terms of this Agreement, then Licensee will not make, use, sell, import, or offer for sale, Licensed Products outside of the Field of Use. For the avoidance of doubt, Affiliates and Joint Ventures have no rights hereunder unless granted a Sublicense.

2.2	The License is subject to all the applicable provisions of any license to the United States Government executed by The Regents and is subject to any overriding obligations to the United States Federal Government under 35 U.S.C. §§200-212, applicable governmental implementing regulations, and the U.S. Government sponsored research agreement or other guidelines.

2.3	The Regents expressly reserves the right to: (a) practice Regents’ Patent Rights for educational and research purposes, clinical research, and research sponsored by commercial entities, (b) publicly disclose research results, and (c) allow other non-profit research institutions to use Regents’ Patent Rights and associated technology for the same purposes as (a) and (b).

2.4

The Agreement will terminate immediately if Licensee files a claim including in any way the assertion that any portion of Regents’ Patent Rights is invalid or unenforceable where the filing is by Licensee, a third party on behalf of Licensee with Licensee’s consent or authorization, or a

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

third party at the written urging of, or with the assistance of Licensee provided such assistance is uncoerced, intentional and material.

3.     SUBLICENSES

3.1	In any jurisdiction in which Licensee has exclusive rights under this Agreement, The Regents also grants to Licensee the right to issue and to permit the issuance of exclusive or nonexclusive sublicenses to all or any portion of Regents’ Patent Rights to third parties, (each a “Sublicense” for purposes of this Agreement, and, for purposes of this Paragraph 3.1, each a “First Tier Sublicense”) to make, have made, use, sell, offer for sale or import Licensed Products and to practice Licensed Methods. These First Tier Sublicenses may, in Licensee’s sole discretion, include the right to issue further exclusive or nonexclusive sublicenses to all or any portion of Regents’ Patent Rights third parties (each a “Sublicense” for purposes of this Agreement, and, for purposes of this Paragraph 3.1, each a “Second Tier Sublicense”) to Affiliates, Joint Ventures and other third parties. Such Second Tier Sublicenses may, in Sublicensee’s sole discretion, include the right to issue further exclusive or nonexclusive sublicenses to all or any portion of Regents’ Patent Rights third parties (each a “Sublicense” for purposes of this Agreement, and, for purposes of this Paragraph 3.1, each a “Third Tier Sublicense”) to Affiliates, Joint Ventures and other third parties. However any such Third Tier Sublicenses shall expressly prohibit the right to issue sublicenses to all, or any portion of, Regents’ Patent Rights without the written consent of The Regents. If additional tiers of sublicenses are requested by Licensee or Sublicensee, The Regents may, at The Regents’ sole discretion, amend this Agreement to allow for such further tiers.

Each Sublicense will be issued in writing, shall include terms and conditions substantially similar to those listed in 3.1(i)-(vii) below, shall include the terms and conditions of U.S. Government 35 U.S. C. §§201-212 and the CTAA, if applicable, and shall include a provision requiring the Sublicensee to provide written notice along with current contact information to The Regents within ***** of executing any further Sublicenses. Affiliates have no rights hereunder unless granted a Sublicense.

(i)	A requirement for indemnification of The Regents by the Sublicensee that is substantially equivalent to the indemnification of The Regents by Licensee under Article 18 of this Agreement.

(ii)	Confidentiality provisions with respect to confidential information of The Regents consistent with restrictions imposed on Licensee in Article 29 of this Agreement.

(iii)	Insurance requirements consistent with obligations imposed on Licensee under Article 18 of this Agreement.

(iv)	Limitation of liability and limited warranties on the part of The Regents consistent with Article 17 of this Agreement.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(v)	Restrictions on use of names consistent with Article 16 of this Agreement.

(vi)	Infringement provisions that do not conflict with the restrictions and procedural requirements imposed on Licensee in Article 8.

(vii)	Reasonable record keeping, audit and reporting obligations sufficient to enable Licensee and The Regents to reasonably verify the payments due to Licensee and The Regents under such Sublicense and to reasonably monitor such Sublicensee’s progress in developing and/or commercializing Licensed Products.

For purposes of clarity, any Sublicenses that do not include all of the terms and conditions set forth in this Paragraph 3.1(i)-(vii) or which is otherwise not issued in accordance with the terms and conditions set forth in this Paragraph 3.1, shall be considered null and void with no further notice from The Regents. Licensee is responsible for requiring that Sublicensees fulfill all obligations due The Regents under Paragraph 3.1 of this Agreement.

3.2	Licensee must pay to The Regents a percentage of all Sublicensing Income.

(i)	***** percent (*****%) of all Sublicensing Income received in consideration for a Sublicense agreement entered into by Licensee or by a Sublicensee *****;

(ii)	***** (*****%) of all Sublicensing Income received in consideration for a Sublicense agreement entered into by Licensee or by a Sublicensee *****; and

(iii)	***** (*****%) of all Sublicensing Income received in consideration for a Sublicense entered into by Licensee or by a Sublicensee *****.

Licensee must pay such Sublicensing Income to The Regents on or before the following dates:

•	February 28 (for Sublicensing Income received by Licensee on or before the last day of the calendar quarter ending December 31 of the prior year);

•	May 31 (for Sublicensing Income received by Licensee on or before the last day of the calendar quarter ending March 31);

•	August 31 (for Sublicensing Income received by Licensee on or before the last day of the calendar quarter ending June 30); and

•	November 30 (for Sublicensing Income received by Licensee on or before the last day of the calendar quarter ending September 30).

3.3	On Net Sales of Licensed Products sold or disposed of by a Sublicensee, Licensee must pay to The Regents an earned royalty in accordance with Article 5 (ROYALTIES) as if these were Licensee’s Net Sales. Any royalties received by Licensee in excess of royalties due to The Regents under this Paragraph 3.3 belong to Licensee.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

3.4	Licensee must provide to The Regents a copy of each Sublicense (including, First, Second and Third Tier Sublicenses) within ***** of execution. Licensee may redact those portions of such Sublicense(s) that are not necessary for The Regents to determine whether Licensee is in compliance with its obligations under Paragraph 3.1(i)-(vii) of this Agreement, including, but not limited to, royalty and milestone payments.

3.5	Licensee will require that each Sublicensee provide Licensee with reports that are sufficiently detailed to establish all amounts due to The Regents under this Agreement. Licensee will provide a copy of all such information submitted to Licensee by Sublicensees relevant to the computation of the payments due to The Regents under this Agreement within ***** after receipt of such information from such Sublicensee.

3.6	If this Agreement is terminated for any reason, all outstanding Sublicenses not in default will be assigned by Licensee to The Regents, at the option of The Regents and provided that prior to such assignment such Sublicensees furnish to The Regents the completed licensee contact information form attached hereto as “APPENDIX C” and incorporated herein by this reference. The Regents may, in its sole discretion, direct that any outstanding Sublicenses that are in default and for which The Regents and such Sublicensees cannot agree on a solution be terminated in accordance with notice and cure provisions that are substantially similar to those set forth in Article 12 of this Agreement. The assigned Sublicenses will remain in full force and effect with The Regents as the licensor or sublicensor instead of Licensee, but the duties of The Regents under the assigned Sublicenses will not be greater than the duties of The Regents under this Agreement, and the rights of The Regents under the assigned Sublicenses will not be less than the rights of The Regents under this Agreement, including all financial consideration and other rights of The Regents. The Regents may, at The Regents’ sole discretion, amend such Sublicenses that are assigned to The Regents to contain the terms and conditions found in this Agreement.

4.     FEES

4.1	In partial consideration for the License, Licensee will pay to The Regents a license issue fee of ***** dollars ($*****) within ***** of the Effective Date. This fee is nonrefundable and is not an advance against royalties.

4.2	Upon reaching a given milestone indicated below for a Licensed Product (each a “Milestone Event”), Licensee must make the following payments (“Milestone Payments”) to The Regents within ***** of reaching such milestone. For purposes of clarity such Milestone Payments are due from Licensee irrespective of whether the associated milestone listed below was reached by Licensee itself or a third party acting on Licensee’s behalf or by a Sublicensee, Joint Venture or Affiliate.

4.2a	***** dollars ($*****) upon *****. For purposes of clarity, no such payment will be due if the IND for such clinical trial is not held by Licensee.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

4.2b	***** thousand dollars ($*****) upon *****; and

4.2c	***** thousand dollars ($*****) upon *****.

For clarity, it is understood and agreed that if any one or more of the Licensee and any number of Sublicensees, individually or in the aggregate among all of them, reach the same Milestone Event for the same Licensed Product more than once, only one Milestone Fee for such Milestone Event for that Licensed Product will be payable to The Regents.

If, on the other hand, any one or more of the Licensee and any number of Sublicensees, individually or in the aggregate among all of them, reach the same Milestone Event but for different Licensed Products, a Milestone Fee, as set forth above, will be payable to The Regents for such Milestone Event reached for each such Licensed Product.

Once Licensee has made three Milestone Payments to The Regents for a given Milestone Event set forth in 4.2a-4.2c, Licensee’s obligations to pay any future Milestone Payments with respect to the corresponding Milestone Event shall cease in its entirety. For purposes of clarity, such obligation will continue with respect to the Milestone Events for which Licensee has not yet made three Milestone Payments to The Regents.

4.3	Licensee must pay to The Regents the license maintenance fee (“License Maintenance Fee”) set forth below beginning on the *****-year anniversary date of the Effective Date of this Agreement and continuing annually on each anniversary date of the Effective Date.

Anniversary Date of the Agreement Effective Date	License Maintenance Fee
One-year anniversary date	***** dollars ($*****)
Two-year anniversary date	***** dollars ($*****)
Three-year anniversary date	***** dollars ($*****)
Fourth-year and each subsequent anniversary date	***** dollars ($*****)

The maintenance fee will not be due and payable on any anniversary date of the Effective Date if on that date *****. The license maintenance fees are non-refundable and are not an advance against royalties.

4.4	As additional consideration for the License, Licensee shall, within ***** of The Regents’ execution and delivery to Licensee of a Stock Issuance Agreement in substantially the form attached hereto as Appendix D, issue to The Regents a number of shares of common stock of Licensee (“Equity in Licensee”) which Equity in Licensee is equal to ***** percent (*****%) of the outstanding and issued common stock of Licensee as of the Effective Date of this Agreement.

5.     ROYALTIES

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

5.1	Licensee must pay to The Regents for sales by Licensee and Sublicensees an earned royalty at the rate of ***** percent (*****%) of Net Sales of Licensed Products (“Earned Royalty”). This Earned Royalty will accrue for the duration of this Agreement. Any royalties received by Licensee from a Sublicensee in excess of royalties due to The Regents under this Article 5 (Royalties) belong to Licensee.

If Licensee is obligated to pay a non-Affiliate third party (other than The Regents) royalties on net sales (“Third Party Royalty”) in consideration for patent rights owned or controlled by such non-Affiliate third party that are necessary, in Licensee’s good faith opinion, to manufacture, use, import, offer for sale, or sell a Licensed Product then Licensee will have the right, upon Licensee’s execution of a license with such third party for such third party patent rights, to credit ***** percent (*****%) of any earned royalty payment made to such third party in any given year in consideration for such third party patent rights, against the Earned Royalty due The Regents under this Agreement, provided that:

(i)	On an ongoing basis and prior to reduction of any Earned Royalty due The Regents under this Agreement for a given calendar *****, Licensee first provides written evidence to The Regents of Licensee’s royalty obligations to such third party for such calendar ***** demonstrating that such royalty obligation is in consideration for patent rights owned or controlled by such non-Affiliate third party that are necessary, in Licensee’s good faith opinion, to manufacture, use, import, offer for sale, or sell a Licensed Product; and

(ii)	In no event shall royalties or other amounts due to The Regents under this Agreement in any reporting period be so reduced to less than ***** percent (*****%) of the amount that would otherwise be due The Regents under this Agreement.

5.2	Net Sales made directly to a patient, by a hospital, doctor, medical clinic, Wholesaler or Distributor shall be exempt from this royalty obligation, provided that in the event that Licensee or Sublicensee receives from a Wholesaler or a Distributor, in addition to a transfer price for the units of Licensed Product sold to such Wholesaler or Distributor, any additional consideration for such units of Licensed Product, then such additional consideration shall be treated as Net Sales for purposes of this Agreement and shall be subjet to the royalty obligations set forth under Paragraph 5.1 of this Agreement.

5.3	Licensee must pay Earned Royalties owed to The Regents on a ***** basis. Licensee must pay such Earned Royalties on or before the following dates:

•	***** (for Earned Royalties that accrued on or before the last day of the calendar quarter ending December 31 of the prior year);

•	***** (for Earned Royalties that accrued on or before the last day of the calendar quarter ending March 31);

•	***** (for Earned Royalties that accrued on or before the last day of the calendar quarter ending June 30); and

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

•	***** (for Earned Royalties that accrued on or before the last day of the calendar quarter ending September 30).

5.4	Licensee must pay to The Regents the following minimum annual royalties (referred to below as “Minimum Annual Royalty”) during each of the following calendar years (measured relative to the calendar year in which there was a First Commercial Sale, and referred to below as “Calendar Years after FCS”) for the life of this Agreement:

Calendar Years after FCS	Minimum Annual Royalty
First	***** dollars ($*****)
Second	***** dollars ($*****)
Third	***** dollars ($*****)
Fourth and each subsequent year	***** dollars ($*****)

Licensee must pay the Minimum Annual Royalty for a given Calendar Year after FCS to The Regents on or before ***** of such Calendar ***** after FCS. The Minimum Annual Royalty for a given Calendar ***** after FCS will be credited against the Earned Royalty due and owing with respect to Net Sales made during the calendar ***** in which such Minimum Annual Royalty was paid. By way of example, *****.

5.5	All monies due The Regents must be paid in United States funds. With respect to sales of Licensed Products in a currency other than United States Dollars, the royalties due The Regents will first be determined in the foreign currency of the country in which the Licensed Products were sold and, second, converted into equivalent United States Funds by using the applicable conversion rates for buying and selling United States dollars for such foreign currency as published by Reuters on the final business day of the quarter in which such sales were made.

5.6	Any tax for the account of The Regents required to be withheld by Licensee under the laws of any foreign country may be withheld by Licensee and must be promptly paid by Licensee for and on behalf of The Regents to the appropriate governmental authority. Licensee will use its best efforts to furnish The Regents with proof of payment of any tax payments made. Licensee is responsible for all bank transfer charges. All payments made by Licensee in fulfilment of The Regents’ tax liability in any particular country will be credited against fees or royalties due The Regents for that country.

5.7	If at any time legal restrictions prevent the acquisition or prompt remittance of United States Dollars by Licensee with respect to any country where a Licensed Product is sold, Licensee shall pay royalties due to The Regents from Licensee’s other sources of United States Dollars.

5.8

If any patent or any claim included in Regents’ Patent Rights is held invalid or unenforceable in a final decision by a court of competent jurisdiction from which no appeal has or can be taken, all obligation to pay royalties based on that patent or claim or any claim patentably indistinct from it will cease as of the date of that final decision. Licensee will not, however, be relieved from

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

paying any royalties that accrued before that decision or that is based on another patent or claim not involved in that decision.

5.9	The Regents and Licensee agree that they will meet, at a mutually-agreeable time and location, to discuss potential terms under which Licensee may execute an agreement to “buy out” the royalty requirements under this Agreement (“Royalty Buy Back”) using some form of a net present value (NPV) calculation to value such royalty requirements. The Regents will be free to utilize, at its sole discretion, third parties to help value and negotiate such Royalty Buy Back. No obligation, express or implied, to negotiate or enter into such Royalty Buy Back agreement is hereby created.

6.     DILIGENCE

6.1	Following the execution of this Agreement, Licensee must use Commercially Reasonable Efforts to (a) develop Licensed Products and Licensed Methods; and (b) following applicable governmental approvals, manufacture, market and sale Licensed Products and Licensed Methods in quantities sufficient to meet the market demands for them (all of the foregoing in 6.1a and 6.1b collectively “Commercialization”).

6.2	Prior to Commercialization in a given country, Licensee will obtain all necessary governmental approvals in each such country for the Commercialization of Licensed Products.

6.3	General Diligence: Subject to Article 12 (TERMINATION BY THE REGENTS) including, without limitation, the notice and cure provisions therein, The Regents has the right and option to either terminate this Agreement with respect to any or all fields of use, or reduce Licensee’s exclusive license to a nonexclusive license if any of the following is true (and Licensee fails to cure such breach in accordance with the notice and cure provisions set forth in Article 12 hereof). This right, if exercised by The Regents, supersedes the rights granted in Article 2 (GRANT).

6.3a	Licensee breaches the terms in Paragraph 6.1.

6.3b	Licensee fails to either (i) perform all of the terms that are required under Paragraph 6.4 by the deadlines set forth therein including any extension of these deadlines obtained under Paragraph 6.7 or (ii) perform all of the terms that are required under Paragraph 6.5 by the deadlines set forth therein including any extension of these deadlines obtained under Paragraph 6.7.

6.3c	Licensee fails to raise and allocate at least ***** dollars ($*****) for development of a Licensed Product by *****.

6.4

Epilepsy Field of Use: Subject to Article 12 (TERMINATION BY THE REGENTS) including, without limitation, the notice and cure provisions therein,The Regents has the right and option to either terminate this Agreement with respect to the Epilepsy Field of Use or reduce Licensee’s exclusive license to a nonexclusive license with respect to the Epilepsy Field of Use if Licensee

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

fails to perform any of the terms in this Paragraph 6.4 with respect to Licensed Product and Licensed Methods for the treatment of epilepsy (and Licensee fails to cure such breach in accordance with the notice and cure provisions set forth in Article 12 hereof). This right, if exercised by The Regents, supersedes the rights granted in Article 2 (GRANT).

6.4a	***** Licensed Product or Licensed Method (*****) by *****.

6.4b	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter:

(i) ***** of a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) ***** of a Licensed Product or Licensed Method;

(iv) ***** of a Licensed Product or Licensed Method;

(v) ***** of a Licensed Product or Licensed Method;

(vi) ***** of a Licensed Product or Licensed Method; or

(vii) ***** for a Licensed Product or Licensed Method.

6.4c	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraph 6.4b above be used to fulfill the same diligence requirement under this subparagraph 6.4c. For example, ***** of a Licensed Product under 6.4b(ii) cannot be used to fulfill the diligence requirement in subparagraph 6.4c(ii).

(i) ***** for a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) ***** of a Licensed Product or Licensed Method;

(iv) ***** of a Licensed Product or Licensed Method;

(v) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(vi) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(vii) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(viii) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(iv) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****; or

(x) ***** Licensed Product.

6.4d	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraphs 6.4b or 6.4c above be used to fulfill the same diligence requirements under this subparagraph 6.4d. For example, ***** of a Licensed Product under 6.4c(iv) cannot be used to fulfill the diligence requirement in subparagraph 6.4d(ii). Similarly, ***** under subparagraph 6.4c(i) cannot be used to fulfill subparagraph 6.4d(i).

(i) ***** for a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(iv) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(v) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****; or

(vi) ***** Licensed Product.

6.4e	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraphs 6.4b, 6.4c or 6.4d above be used to fulfill the same Licensee diligence requirements under this subparagraph 6.4e. For example, ***** under subparagraph 6.4d(i) cannot be used to fulfill subparagraph 6.4e(i).

(i) ***** for a Licensed Product or Licensed Method; or

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(ii) ***** Licensed Product.

6.5	Depression Field of Use: Subject to Article 12 (TERMINATION BY THE REGENTS) including, without limitation, the notice and cure provisions therein, The Regents has the right and option to either terminate this Agreement with respect to the Depression Field of Use or reduce Licensee’s exclusive license to a nonexclusive license with respect to the Depression Field of Use if Licensee fails to perform any of the terms in this Paragraph 6.5 with respect to Licensed Product and Licensed Methods for the treatment of depression (and Licensee fails to cure such breach in accordance with the notice and cure provisions set forth in Article 12 hereof). This right, if exercised by The Regents, supersedes the rights granted in Article 2 (GRANT).

6.5a	***** Licensed Product or Licensed Method (*****) by *****.

6.5b	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter:

(i) ***** of a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) ***** of a Licensed Product or Licensed Method;

(iv) ***** of a Licensed Product or Licensed Method;

(v) ***** of a Licensed Product or Licensed Method;

(vi) ***** of a Licensed Product or Licensed Method; or

(vii) ***** for a Licensed Product or Licensed Method.

6.5c	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraph 6.5b above be used to fulfill the same diligence requirement under this subparagraph 6.5c. For example, ***** of a Licensed Product under 6.5b(ii) cannot be used to fulfill the diligence requirement in subparagraph 6.5c(ii).

(i) ***** for a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) ***** of a Licensed Product or Licensed Method;

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

(iv) ***** of a Licensed Product or Licensed Method;

(v) Continue with a ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(vi) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(vii) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(viii) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(iv) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****; or

(x) ***** Licensed Product.

6.5d	Do at least one of the following by ***** and notify The Regents of same no later than ***** thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraphs 6.5b or 6.5c above be used to fulfill the same diligence requirements under this subparagraph 6.5d. For example, ***** of a Licensed Product under 6.5c(iv) cannot be used to fulfill the diligence requirement in subparagraph 6.5d(ii). Similarly, submission of a ***** under subparagraph 6.5c(i) cannot be used to fulfill subparagraph 6.5d(i).

(i) ***** for a Licensed Product or Licensed Method;

(ii) ***** of a Licensed Product or Licensed Method;

(iii) Continue with a ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(iv) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****;

(v) Continue with ***** and provide bona fide written evidence to The Regents of the continuance of such *****; or

(vi) ***** Licensed Product.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

6.5e	Do at least one of the following by ***** and notify The Regents of same no later than three (3) months thereafter. For purposes of clarity, in no event may fulfillment of a diligence requirement under subparagraphs 6.5b, 6.5c or 6.5d above be used to fulfill the same Licensee diligence requirements under this subparagraph 6.5e. For example, submission of a 510k or PMA application under subparagraph 6.5d(i) cannot be used to fulfill subparagraph 6.5e(i).

(i) ***** for a Licensed Product or Licensed Method; or

(ii) ***** of an FDA-Approved Licensed Product.

6.6	Licensee, at its sole discretion, may, by providing written notice to The Regents, switch the timelines between each of the pairs of 6.4a/6.5a, 6.4b/6.5b, 6.4c/6.5c, 6.4d/6.5d and 6.4e/6.5e. For example, instead of ***** of a Licensed Product for treatment of epilepsy by ***** as required under 6.4b, Licensee may instead elect to switch the timelines between 6.4b and 6.5b by providing written notice to The Regents, and *****. For purposes of clarity, should Licensee elect to make such a switch, the remaining diligence requirements that Licensee did not elect in writing to switch will remain as written in this Agreement.

6.7	Notwithstanding the cause of the delay, Licensee may, in its sole discretion, extend any ***** of the milestones set forth in subparagraphs 6.4(a)-(e) and any ***** of the milestones set forth in subparagraphs 6.5(a)-(e) above (i.e. ***** milestones per field of use) in ***** increments, but not more than ***** per milestone, by making a Ten Thousand Dollar ($10,000) payment to The Regents prior to each such milestone extension. In the event of any extension, any later occurring milestones within such field of use will be similarly extended.

6.8	Without limiting Licensee’s obligations under Paragraphs 6.1-6.5 of this Agreement, Licensee has the sole discretion for making all decisions as to how to commercialize any Licensed Product.

6.9	Upon a written request by Licensee to The Regents setting forth the basis for such request and providing copies to The Regents of correspondence with the relevant Regulatory Authority documenting all of the conditions set forth below in 6.9(i)-(iii) below, the diligence milestones in subparagraphs 6.4(a)-(e) and/or subparagraphs of 6.5(a)-(e) above shall be extended by The Regents via a written amendment to this Agreement for any Regulatory Authority-caused delay that meets all of the conditions set forth in 6.9(i)-(iii) below.

The duration of any such extension as granted by The Regents shall be reasonably related to the cause and the effect of the delay as determined via a good faith negotiation between The Regents and the Licensee after The Regents has had an opportunity to review all the relevant documentation from such Regulatory Authority as provided to The Regents by Licensee, provided however that (a) The Regents shall in no event have any obligation to allow Licensee to extend the diligence milestones in subparagraphs 6.4(a)-(e) by more than ***** in total across all such diligence milestones and (b) The Regents shall in no event have any obligation to allow

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Licensee to extend the diligence milestones in subparagraphs 6.5(a)-(e) by more than ***** in total across all such diligence milestones.

(i)	Such delay has been caused by ***** either (a) *****, or (b) *****, or (c) *****;

(ii)	*****; and

(iii)	*****.

7.     PATENT FILING, PROSECUTION AND MAINTENANCE

7.1	Patent Prosecution

7.1a	As long as Licensee has complied with its obligations to reimburse or pre-pay The Regents for patent prosecution costs as set forth in this Article 7, The Regents will file, prosecute and maintain the patents and applications comprising Regents’ Patent Rights. These patents will be held in the name of The Regents and will be obtained with counsel of The Regents’ choice. The Regents must provide Licensee with copies of each patent application, office action, response to office action, request for terminal disclaimer, and request for reissue or reexamination of any patent or patent application under Regents’ Patent Rights. The Regents will consider any comments or suggestions by Licensee and will use reasonable efforts to amend patent applications to include claims reasonably requested by Licensee to protect the products and services contemplated under this Agreement. The Regents is entitled to take action to preserve rights and minimize costs whether or not Licensee has commented, and will use reasonable efforts to not allow any Regents’ Patent Rights for which Licensee is licensed and is underwriting the costs of to lapse or become abandoned without Licensee’s written authorization under Paragraph 7.4, except for the filing of continuations, divisionals, or the like that substitute for the lapsed application.

7.1b

Licensee has the right to request patent filings on the Invention in the United States and any foreign territories where Regents’ Patent Rights are available (“National Phase Filing”) by providing a written request to The Regents identifying which territories Licensee has selected for patent prosecution no later than ninety (90) days prior to the deadline for filing any such National Phase Filing (“Patent Prosecution Request”). All other requests and instructions for patent prosecution (for example Chapter Two Demands, responses to office actions, utility filings, provisional patent filings, etc.) shall be provided in writing by Licensee to The Regents no later than ninety (90) days prior to the deadline set by the patent office in the territory such patent action is to take place in (also a “Patent Prosecution Request” for purposes of this Agreement). The absence of this Patent Prosecution Request by the deadline specified in this Paragraph 7.1 will be considered an election not to secure the patent rights associated with the specific phase of patent prosecution in such territory, and such patent application(s) and patent(s) will not

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

be part of Regents’ Patent Rights and therefore not subject to this Agreement, and Licensee will have no further rights or license to them.

7.1c	Ninety (90) days before the deadline for filing a Chapter Two Demand and ninety (90) days before the deadline for filing a National Phase Filing, but not sooner, The Regents will have the right to file patent applications at its own expense in any territory which Licensee has not identified in written notice pursuant to this Paragraph 7.1 and such patent application(s) and patent(s) will not be part of Regents’ Patent Rights and therefore not subject to this Agreement, and Licensee will have no further rights or license to them.

7.2	Past Patent Costs

Licensee will bear all costs incurred prior to the term of this Agreement in the preparation, filing, prosecution and maintenance of patent applications and patents in Regents’ Patent Rights (“Past Patent Costs”). Prosecution includes, but is not limited to, interferences, oppositions and any other inter partes matters originating in a patent office. Licensee must send payment for such Past Patent Costs to The Regents within thirty (30) days of Licensee’s receipt of an invoice for these costs.

7.3	Ongoing Patent Costs

7.3a	Licensee will bear all costs incurred during the term of this Agreement in the preparation, filing, prosecution and maintenance of patent applications and patents in Regents’ Patent Rights (“Ongoing Patent Costs”). Prosecution includes, but is not limited to, interferences, oppositions and any inter partes matters originating in a patent office. Licensee’s obligation to underwrite and to pay all United States and foreign patent costs will continue for as long as this Agreement remains in effect. Licensee may request a cost estimate for patent filings, chapter two demands and office actions (“Cost Estimate”). Fees and expenses that are due to incidentals (for example photocopy charges or long distance phone charges) are not included within such Cost Estimate unless expressly so stated, nor is Licensee’s direct interaction with Regents’ counsel such as by phone calls, e-mails, in person meetings and the like.

7.3b	With each Patent Prosecution Request, Licensee must pay in advance to The Regents The Regents’ patent counsel’s estimated costs for undertaking any utility patent filing, National Phase Filing or office action filing before The Regents authorizes its patent counsel to proceed with such patent action (“Advanced Payment”). The absence of this Advanced Payment will be considered an election not to secure the patent rights associated with the specific phase of patent prosecution in such territory, and such patent application(s) and patent(s) will not be part of Regents’ Patent Rights and therefore not subject to this Agreement, and Licensee will have no further rights or license to them.

7.4	Termination of Patent Prosecution by Licensee

Licensee may terminate its obligations with respect to any given patent application or patent within Regents’ Patent Rights by providing written notice to The Regents (“Patent Termination Notice”), and termination of Licensee’s obligations with respect to such patent application or

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

patent will be effective three (3) months after receipt of such Patent Termination Notice by The Regents. The Regents will use its best efforts to curtail patent costs chargeable to Licensee under this Agreement after this Patent Termination Notice is received by The Regents from Licensee. The Regents may continue prosecution or maintenance of these application(s) or patent(s) at its sole discretion and expense, and such application(s) and patent(s) will not be part of Regents’ Patent Rights and therefore not subject to this Agreement, and Licensee will have no further rights or license to them.

8.     PATENT INFRINGEMENT

8.1	In the event that The Regents (to the extent of the actual knowledge of the licensing professional responsible for the administration of this Agreement) or Licensee learns of infringement of potential commercial significance of any patent licensed under this Agreement, the knowledgeable party will provide the other (i) with written notice of such infringement and (ii) with any evidence of such infringement available to it (the “Infringement Notice”). During the period in which, and in the jurisdiction where, Licensee has exclusive rights under this Agreement, neither The Regents nor Licensee will ***** or ***** without first obtaining the written consent of the other, which consent will not be unreasonably withheld or delayed. If ***** without first obtaining the written consent of ***** and *****, then ***** to ***** under ***** will ***** without the ***** to provide *****. Both The Regents and Licensee will use their diligent efforts to cooperate with each other to terminate such infringement without litigation.

8.2	If infringing activity of potential commercial significance by the infringer has not been abated within ***** following the date the Infringement Notice takes effect, then Licensee may institute suit for patent infringement against the infringer. The Regents will consider requests by Licensee to waive the full ***** period in appropriate cases before suit is filed by the Licensee .The Regents may voluntarily join such suit at its own expense, but may not thereafter commence suit against the infringer for the acts of infringement that are the subject of Licensee’s suit or any judgment rendered in the suit. Licensee may not join The Regents in a suit initiated by Licensee without *****. If a court holds The Regents to be a necessary party to a patent infringement filed under this paragraph, then The Regents will consider in good faith a request from the Licensee for joinder in the suit. In the event that The Regents does not join a suit initiated by the Licensee despite being held by a court of competent jurisdiction to be a necessary party, the royalty rates set forth in this Agreement (including the rate for Sublicensing Income) shall be reduced by ***** percent (*****%) until such time as such infringing activity is abated or The Regents consent to joinder. If, in a suit initiated by Licensee, The Regents is involuntarily joined other than by Licensee, then Licensee will pay any costs incurred by The Regents arising out of such suit, including but not limited to, any legal fees of counsel that The Regents selects and retains to represent it in the suit.

8.3	If, within ***** following the date the Infringement Notice takes effect, infringing activity of potential commercial significance by the infringer has not been abated and if Licensee has not

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

brought suit against the infringer, then The Regents may institute suit for patent infringement against the infringer. If The Regents institutes such suit, then Licensee may not join such suit without The Regents’ consent and may not thereafter commence suit against the infringer for acts of infringement that are subject to The Regents’ suit or any judgment rendered in that suit.

8.4	In any suit initiated by The Regents involving Regents’ Patent Rights, any recovery or settlement in excess of litigation costs *****.

In any suit initiated by the Licensee involving Regents’ Patent Rights, any recovery or settlement to the extent attributable to infringement of Regents’ Patent in excess of litigation costs will be shared between Licensee and The Regents as follows:

For the purpose of clarity, if and to the extent any recovery or settlement described above represents an unallocated combined payment for a suit involving both The Regents’ Patent Rights and other intellectual property rights, undertakings or subject matter, such amounts shall be reasonably allocated by agreement of the parties between such Regents’ Patent Rights and such other intellectual property, undertakings or subject matter. If the parties cannot reach agreement on how to reasonably allocate such income, the parties agree to be bound by the determination of a neutral third party’s determination of what would constitute a reasonable allocation of such amounts provided that such third party is approved by both Licensee and The Regents.

8.5	Any agreement made by Licensee for purposes of settling litigation or other dispute shall comply with the requirements of Article 3 (SUBLICENSES) of this Agreement.

8.6	Each party will cooperate with the other in litigation proceedings instituted hereunder but at the expense of the party who initiated the suit (unless such suit is being jointly prosecuted by the parties).

8.7	Any litigation proceedings will be controlled by the party bringing the suit, except that The Regents may be represented at its own expense by counsel of its choice in any suit brought by Licensee.

9.     PROGRESS AND ROYALTY REPORTS

9.1	Beginning *****, Licensee must submit to The Regents ***** progress reports covering Licensee’s (and any Affiliates’, Joint Ventures’, and Sublicensees’) activities related to the development and testing of all Licensed Products and the obtaining of the governmental approvals necessary for marketing. These progress reports must be made for each Licensed Product for the term of this Agreement and submitted to the address provided in Article 20 (NOTICES).

9.2	Each of the progress reports submitted under Paragraph 9.1 of this Agreement must include all of the following topics for each semiannual period:

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

9.2a	Summary of Licensee’s activities related to the pre-clinical and clinical development of Licensed Products.

9.2b	An updated listing of any and all Sublicenses granted by Licensee or any Sublicensees.

9.2c	The names and addresses of all Sublicensees, and a current and valid phone number and e-mail address for a principal point of contact at each such Sublicensee who is responsible for administering the Sublicense on behalf of Sublicensee.

9.3	Licensee must notify The Regents if Licensee ceases to be a small entity, or if it has actual knowledge that any Sublicensee has ceased to be a small entity (as defined by the United States Patent and Trademark Office) under the provisions of 35 U.S.C. §41(h).

9.4	Licensee must report the date of the First Commercial Sale in the first royalty report that is due immediately following such First Commercial Sale.

9.5	After the First Commercial Sale of each Licensed Product, Licensee must submit ***** royalty reports to The Regents by ***** of each year (i.e., within ***** from the end of each calendar *****). Each royalty report must cover Licensee’s and all Sublicensees’ activities for most recently completed calendar quarter and shall include the completed Royalty Statement attached hereto as “APPENDIX B” and incorporated herein by this reference, showing:

9.5a	Number of each Licensed Product sold by Licensee and any Sublicensees and the corresponding commercial name of each such Licensed Product;

9.5b	Gross sales, Final Sales and Net Sales of each Licensed Product made by Licensee and any Sublicensees;

9.5c	Earned Royalties payable to The Regents;

9.5d	The method and currency exchange rates (if any) used to calculate the Earned Royalty based on Net Sales;

9.5e	A specification of all deductions and their dollar value that were taken to arrive at Net Sales.

9.6	Each royalty report will cover Licensee’s most recently completed calendar *****.

9.7	Licensee will state in its royalty report if it had no sales of any Licensed Product in the applicable *****.

9.8	Licensee must notify The Regents if Licensee or any of its Sublicensees ceases to be a small entity (as defined by the United States Patent and Trademark Office) under the provisions of 35 U.S.C. §41(h).

9.9	The Regents shall have the right, but not the obligation, to terminate this Agreement in accordance with Article 12 (TERMINATION BY THE REGENTS) including, without limitation,

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

the notice and cure provisions therein, if Licensee does not provide progress reports and royalty reports in accordance with this Article 9.

10.     BOOKS AND RECORDS

10.1	Licensee must keep accurate books and records of all Licensed Products developed, manufactured, used or sold and all Sublicenses, collaboration agreements and joint venture agreements entered into by Licensee that involve Regents’ Patent Rights. Licensee must preserve these books and records for at least five (5) years from the date of the royalty payment to which they pertain. These books and records will be open to examination by representatives or agents of The Regents no more than once in any twelve (12) month period by representatives or agents of The Regents during regular office hours and conducted so as not to interfere with the regular business operations of Licensee to determine their accuracy and assess Licensee’s compliance with the terms of this Agreement. Such representatives or agents shall be bound to preserve the confidentiality of all information gained in such examination via a confidentiality agreement with The Regents and with Licensee that contains terms and conditions substantially equivalent to those in Article 30 (CONFIDENTIALITY) of this Agreement, except as the same may be necessary to assert The Regents’ rights under this Article 10 (BOOKS AND RECORDS). Licensee’s confidentiality agreement with such representatives or agents may contain additional commercially reasonable confidentiality provisions. Licensee will pay fees and expenses of these inspections if an underpayment of more than ***** percent (*****%) of the total payments due The Regents within a given year under this Agreement is discovered, otherwise The Regents will pay the fees and expenses of inspections. Payment owed by Licensee hereunder for underpayment of royalties will be due within ***** of the examination result and payment by Licensee for any examination costs incurred by The Regents will be due within ***** from the date of The Regents’ invoice.

11.     LIFE OF THE AGREEMENT

11.1	Unless otherwise terminated by operation of law or by acts of the parties in accordance with the terms of this Agreement, this Agreement is in force from the Effective Date recited on page one and remains in effect for the life of the last-to-expire patent or last to be abandoned patent application in Regents’ Patent Rights, whichever is later.

11.2	Upon expiration of the last-to-expire patent or last to be abandoned patent application in Regents’ Patent Rights, whichever is later (“Patent Expiration Date”), Licensee will no longer accrue any further royalty obligations under this Agreement on sales of Licensed Products or Licensed Methods that are manufactured after such Patent Expiration Date. For purposes of clarity, upon such expiration the Regents will not use Regents’ Patent Rights to interfere with any legal rights that licensee continues to have to make, have made, use or sell the Licensed Product or the Licensed Method.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

11.3	Upon termination of this Agreement in accordance with Article 12 (TERMINATION BY THE REGENTS), Licensee will have no further right to make, have made, use or sell any Licensed Product except as provided in Article 14 (DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION).

11.4	Any expiration or termination of this Agreement will not affect the rights and obligations set forth in the following Articles:

Article 1	DEFINITIONS;
Paragraph 3.6	Survival of Sublicenses
Article 10	BOOKS AND RECORDS;
Article 14	DISPOSITION OF LICENSED PRODUCTS ON HAND UPON TERMINATION;
Article 16	USE OF NAMES AND TRADEMARKS;
Article 17	LIMITED WARRANTY;
Article 18	INDEMNIFICATION;
Article 19	LIMITATION OF LIABILITY;
Article 24	FAILURE TO PERFORM;
Article 25	GOVERNING LAWS; and
Article 30	CONFIDENTIALITY.

12.     TERMINATION BY THE REGENTS

12.1	If Licensee materially breaches this Agreement, then The Regents may give written notice of the default (“Notice of Default”) to Licensee. Licensee shall then have a ninety (90) day period from the effective date of such Notice of Default to entirely cure such default, and this ninety (90) day period may be extended up to a maximum of one hundred and twenty (120) additional days if Licensee provides to The Regents written bona fide good faith evidence that by using Commercially Reasonable Efforts such default is not susceptible to repair within such ninety (90) day period (such ninety day period and any extension granted by The Regents collectively a “Cure Period”). During the term of such Cure Period, Licensee shall diligently prosecute the repair to completion and completed repair of the default and shall continue to meet all of its other obligations under this Agreement except that in addition to the semi-annual progress reports as required under Paragraph 9.1 of this Agreement, Licensee shall submit to The Regents a progress report every other month starting on the first of the month immediately following the effective date of the Notice of Default, and such progress report shall detail Licensee’s diligent progress towards repairing such default (“Cure Period Progress Report”). If Licensee fails to provide any such Cure Period Progress Report or does not entirely repair such default within such Cure Period, then The Regents has the right to terminate this Agreement with respect to all or some fields of use or reduce Licensee’s exclusive license to a nonexclusive license with respect to all or some fields of use by a second written notice (“Notice of Termination”) to Licensee. If The Regents sends a Notice of Termination to Licensee in accordance herewith, then this Agreement automatically terminates on the effective date of this Notice of Termination. Termination does not relieve Licensee of its obligation to pay any royalty or fees owing at the time of termination and does not impair any accrued right of The Regents.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

13.     TERMINATION BY LICENSEE

13.1	Licensee has the right at any time to terminate this Agreement in whole or with respect to any portion of Regents’ Patent Rights by giving written notice to The Regents. This notice of termination will be subject to Article 20 (NOTICES) and will be effective ***** after the effective date of the notice (“Termination Effective Date”).

13.2	Any termination in accordance with Paragraph 13.1 does not relieve Licensee of any obligation or liability accrued prior to termination. Nor does termination rescind anything done by Licensee or any payments made to The Regents prior to the effective date of termination. Termination does not affect in any manner any rights of The Regents arising under this Agreement prior to termination.

14.     DISPOSITION OF LICENSED PRODUCTS

ON HAND UPON TERMINATION

14.1	Upon termination of this Agreement in whole or in part, Licensee and Sublicensees will have the right to sell any previously made or partially made Licensed Products as well as any Licensed Products which were already ordered where such order cannot be unilaterally cancelled by Licensee without a material penalty, but no more, within a period of *****. But Licensee must submit royalty reports on the sale of these Licensed Products in accordance with Article 9 (PROGRESS AND ROYALTY REPORTS) and must pay royalties on such sales at the rate and at the time provided in this Agreement. If this Agreement is terminated under Article 12 (TERMINATION BY THE REGENTS) or Article 13 (TERMINATION BY LICENSEE), Licensee will not otherwise make, sell, offer for sale, or import Licensed Products after such termination except as set forth in this Paragraph 14.1, provided however that to the extent this Agreement is terminated in part, Licensee’s rights shall continue with respect to Licensed Products covered by a Valid Claim that is still part of this Agreement.

15. PATENT MARKING

15.1	Licensee must mark all Licensed Products made, used or sold under the terms of this Agreement, or their containers, in accordance with the applicable patent marking laws.

16. USE OF NAMES AND TRADEMARKS

16.1

Licensee will not use any name, trade name, trademark or other designation of The Regents’ or its employees (including contraction, abbreviation or simulation of any of the foregoing) in advertising, publicity or other promotional activity. Unless required by law, Licensee is expressly

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

prohibited from using the name “The Regents of the University of California” or the name of any campus of the University of California in advertising, publicity, or other promotional activity, without written permission of The Regents. This Paragraph 16.1, shall not limit Licensee’s right to make statements of fact regarding the existence of this Agreement to third parties.

17. LIMITED WARRANTY

17.1	The Regents warrants that it has the lawful right to grant this license to Licensee.

17.2	This License and the associated Invention are provided WITHOUT WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED. NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY THAT ANY LICENSED PRODUCT WILL NOT INFRINGE ANY PATENT OR OTHER PROPRIETARY RIGHT.

17.3	Nothing in this Agreement will be construed as:

17.3a	A warranty or representation by The Regents as to the validity or scope of any Regents’ Patent Rights.

17.3b	A warranty or representation that anything made, used, sold or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents of third parties.

17.3c	Obligating The Regents to bring or prosecute actions or suits against third parties for patent infringement except as provided in Article 8 (PATENT INFRINGEMENT).

17.3d	Conferring by implication, estoppel or otherwise any license or rights under any patents of The Regents other than Regents’ Patent Rights as defined herein, regardless of whether such patents are dominant or subordinate to Regents’ Patent Rights.

17.3e	Obligating The Regents to furnish any know-how not provided in Regents’ Patent Rights.

17.4	EXCEPT AS SPECIFICALLY PROVIDED IN THIS ARTICLE 17 (LIMITED WARRANTY), NEITHER PARTY MAKES ANY OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, AS TO ANY OTHER MATTER WHATSOEVER.

18. INDEMNIFICATION

18.1

Licensee will, and will require its Sublicensees to, indemnify, hold harmless and defend The Regents, The Regents’ officers, employees, and agents, the sponsors of the research that led to the Invention, the inventors of the patents and patent applications in Regents’ Patent Rights and their respective employers from and against any and all liability, claims, suits, losses, damages, costs,

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

fees and expenses resulting from or arising out of exercise of this Agreement or any Sublicense. Indemnification includes but is not limited to products liability. If The Regents, in accordance with the Rules of Professional Conduct under California law, believes that there will be a conflict of interest with counsel chosen by Licensee to defend The Regents in accordance with this Paragraph 18.1 and The Regents is not willing to waive such conflict (assuming such conflict is a waiveable conflict), then The Regents may select counsel of its choice to represent it at Licensee’s expense. If The Regents, in its sole discretion, believes that there is no conflict of interest with counsel chosen by Licensee to defend The Regents but that The Regents will not be otherwise adequately represented, then The Regents may elect its own counsel to represent The Regents at The Regents’ expense.

18.2	Licensee, at its sole cost and expense, must insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

18.2a	Each occurrence	$	*	****
18.2b	Products/completed operations aggregate	$	*	****
18.2c	Personal and advertising injury	$	*	****
18.2d	General aggregate (commercial form only)	$	*	****

Notwithstanding the foregoing, prior to *****, Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain Comprehensive or Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

18.2e	Each occurrence	$	*	****
18.2f	Products/completed operations aggregate	$	*	****
18.2g	Personal and advertising injury	$	*	****
18.2h	General aggregate (commercial form only)	$	*	****

Notwithstanding the foregoing, no later than ***** before the *****, Licensee, at its sole cost and expense, shall insure its activities in connection with the work under this Agreement and obtain, keep in force and maintain Comprehensive or Commercial Form General Liability Insurance (contractual liability included) with limits as follows:

18.2i	Each occurrence	$	*	****
18.2j	Products/completed operations aggregate	$	*	****
18.2k	Personal and advertising injury	$	*	****
18.2l	General aggregate (commercial form only)	$	*	****

18.3	If the above insurance is written on a claims-made form, it shall continue for ***** following termination or expiration of this Agreement. The insurance shall have a retroactive date of placement prior to or coinciding with the Effective Date of this Agreement.

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

18.4	Licensee will obtain, keep in force and maintain Worker’s Compensation Insurance as legally required in the jurisdiction in which Licensee is doing business.

18.5	Licensee expressly understands, however, that the coverages and limits in Paragraph 18.2 do not in any way limit Licensee’s liability or indemnification obligations. Licensee must furnish The Regents with certificates of insurance evidencing compliance with all requirements within ***** of the execution of the Agreement. Licensee’s insurance must:

18.5a	Provide for ***** advance written notice to The Regents of any modification.

18.5b	Indicate that The Regents of the University of California is endorsed as an insured under the coverages listed in Paragraph 18.2.

18.5c	Include a provision that the coverages will be primary and will not participate with nor will be excess over any valid and collective insurance or program of self-insurance carried or maintained by The Regents.

18.6	The Regents shall notify Licensee in writing of any claim or suit brought against The Regents in respect of which The Regents intends to invoke the provisions of this Article 18 (INDEMNIFICATION). Licensee shall keep The Regents informed on a current basis of its defense of any claims under this Article 18 (INDEMNIFICATION).

19. LIMITATION OF LIABILITY

19.1	NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCURING SUBSTITUTE GOODS OR SERVICES, LOST BUSINESS, ENHANCED DAMAGES FOR INTELLECTUAL PROPERTY INFRINGEMENT

19.2	SUBJECT TO PARAGRAPH 18.1 OF THIS AGREEMENT, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, PUNITIVE OR OTHER SPECIAL DAMAGES RESULTING FROM, ARISING OUT OF, OR RELATED TO, THIS LICENSE OR EXERCISE OF THIS LICENSE OR THE USE OF THE INVENTION OR LICENSED PRODUCTS OR THE USE OR THE PRACTICE OF LICENSED METHODS OR BE LIABLE FOR ANY CAUSES OF ACTION OF ANY KIND (INCLUDING TORT, CONTRACT, NEGLIGENCE, STRICT LIABILITY AND BREACH OF WARRANTY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

20. NOTICES

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

20.1	Any notice, progress report, royalty report or payment required to be given to either party under this Agreement must be sent to the respective address given below and shall be personally delivered or sent by registered or certified mail, return receipt requested or by private mail courier services with confirmation of receipt. In any instance, such notice, progress report, royalty report shall be effective: (a) on the date of delivery if delivered in person, (b) five (5) days after the receipt date shown on such return receipt if mailed by first-class certified mail, postage paid, or (c) on the next business day if sent by overnight delivery. Either party may change its designated address by written notice.

For Licensee:	NeuroSigma, Inc.
10960 Wilshire Blvd., Suite 1230
Los Angeles, CA 90024
Attention: Leon Ekchian

For The Regents:	The Regents of the University of California
University of California, Los Angeles
Office of Intellectual Property
11000 Kinross Avenue, Suite 200
Los Angeles, CA 90095-1406

Attention: Director
Ref: UC Case Numbers 2007-254, 2007-292, 2010-003 and 2010-396

20.2	Licensee shall furnish to The Regents the completed licensee contact information form attached hereto as “APPENDIX C” concurrent to execution of the Agreement and incorporated herein by this reference, showing:

20.2a	The Progress Reports Contact (i.e. the contact responsible for ensuring that such progress reports are submitted to The Regents);

20.2b	The Patent Prosecution Contact to whom patent prosecution correspondence should be sent to; and

20.2c	The Financial Contact (i.e. the contact responsible for ensuring that payments are made under this Agreement to The Regents).

21. ASSIGNABILITY

21.1

This Agreement is binding upon and inures to the benefit of The Regents, its successors and assignees. But it is personal to Licensee and assignable by Licensee only with the written consent of The Regents, except that Licensee may assign this License Agreement without consent of The Regents to a person or entity that (a) has acquired all or substantially all of Licensee’s business or assets whether by operation of law or otherwise, including, for purposes of clarification, by way of merger, reorganization, asset acquisition or change of control, or (b) has acquired by any means, the line of business, business division or unit of Licensee that is engaged in the business to which this License relates, provided, however, that prior to such assignment of this Agreement

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

all of the following terms and conditions are met. If any of the following terms and conditions is not met, this Agreement and any assignment thereof will be considered null and void with no further notice from The Regents.

(i)	No later than ***** prior to any assignment of this Agreement, Licensee shall inform The Regents in writing of the identity of the proposed acquirer or successor entity and provides updated contact information in writing to The Regents for such acquirer or successor entity by updating and submitting in writing to The Regents Appendix C of this Agreement. If Licensee cannot accomplish the foregoing without violating the law or contractual obligations then it shall accomplish the foregoing no later than ***** after the effective date of the assignment of this Agreement; and

(ii)	The proposed acquirer or successor entity shall agree in writing to be bound by all the terms and conditions of this Agreement as if such acquirer or successor entity were the original Licensee and no later than ***** after any assignment of this Agreement, and a copy of such written agreement shall be provided to The Regents by Licensee or the proposed acquirer or successor entity.

22. LATE PAYMENTS

22.1	For each royalty payment or fee not received by The Regents when due, Licensee must pay to The Regents a simple interest charge of ***** percent (*****%) per annum to be calculated from the date payment was due until it was actually received by The Regents. For purposes of clarity, this Article 22 does not limit any rights of The Regents under this Agreement arising from the failure by Licensee to make such payments when due.

23. WAIVER

23.1	The waiver of any breach of any term of this Agreement does not waive any other breach of that or any other term.

24. FAILURE TO PERFORM

24.1	If either party takes legal action against the other because of a failure of performance due under this Agreement, then the prevailing party is entitled to reasonable attorney’s fees in addition to costs and necessary disbursements.

25. GOVERNING LAW

25.1	THIS AGREEMENT IS TO BE INTERPRETED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, but the scope and validity of any patent or patent application will be governed by the applicable laws of the country of the patent or patent application.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

26. GOVERNMENT APPROVAL OR REGISTRATION

26.1	If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee will assume all legal obligations to do so. Licensee will notify The Regents if it becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. Licensee will make all necessary filings and pay all costs including fees, penalties, and all other out-of-pocket costs associated with such reporting or approval process.

27. COMPLIANCE WITH LAWS

27.1	Licensee will comply with all applicable international, national, state, regional, and local laws and regulations in performing its obligations hereunder and in its use, manufacture, offer for sale, sale or import of the Licensed Products or practice of the Licensed Methods, including, but not limited to, obtaining and maintaining all necessary governmental approvals for the Commercialization of Licensed Products and Licensed Methods. Licensee will observe all applicable United States and foreign laws with respect to the transfer of Licensed Products and related technical data and the provision of services using Licensed Methods to foreign countries, including and without limitation, the International Traffic in Arms Regulations (ITAR) and the Export Administration Regulations. Licensee will manufacture Licensed Products and practice the Licensed Methods in compliance with all applicable government importation laws and regulations of a country into which Licensed Products are imported.

28. INTENTIONALLY DELETED

29. FORCE MAJEURE

29.1	Except for Licensee’s obligation to make any payments to The Regents hereunder, the parties shall not be responsible for any failure to perform due to the occurrence of any events beyond their reasonable control that render their performance impossible or onerous, including, but not limited to: accidents (environment, toxic spill, etc.); acts of God; biological or nuclear incidents; casualties; earthquakes; fires; floods; governmental acts; orders or restrictions; inability to obtain suitable and sufficient labor, transportation, fuel and materials; local, national or state emergency; power failure and power outages; acts of terrorism; strike; and war.

29.2	Either party to this Agreement, however, will have the right to terminate this Agreement upon *****’ prior written notice if either party is unable to fulfill its obligations under this Agreement due to any of the causes specified in Paragraph 29.1 for a period of *****.

30. CONFIDENTIALITY

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THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

30.1	If either party discloses confidential information to the other party, the disclosing party will designate this information as confidential by appropriate legend or instruction and the receiving party will:

30.1a	Use the same degree of care to maintain the secrecy of the confidential information as it uses to maintain the secrecy of its own information of like kind.

30.1b	Use the confidential information only to accomplish the purposes of this Agreement or for audit or management purposes.

30.2	Neither party will disclose confidential information received from the other party except to its employees, customers, distributors and other agents who are bound to it by similar obligations of confidence and only as required to accomplish the purposes of this Agreement.

30.3	Neither party will have any confidentiality obligation with respect to the confidential information belonging to or disclosed by the other party that:

30.3a	the receiving party can demonstrate by written records was previously known to it;

30.3b	the receiving party lawfully obtained from sources under no obligation of confidentiality;

30.3c	is or becomes publicly available other than through an act or omission of the receiving party or any of its employees; and

30.3d	is required to be disclosed under the California Public Records Act, governmental audit requirement or other requirement of law.

30.4	The provisions of this Article 30 (CONFIDENTIALITY) will continue in effect for ***** after expiration or termination of this Agreement.

30.5	The Regents is free to release to the Inventors and senior administrators employed by The Regents the terms and conditions of this Agreement. If such release is made, then The Regents shall give notice of the confidential nature and shall request that the recipient not disclose such terms and conditions to others. If a third party inquires whether a license to Regents’ Patent Rights is available, then The Regents may disclose the existence of this Agreement and the extent of the grant in Article 2 (GRANT) and Article 3 (SUBLICENSES) to such third party, but will not disclose the name of Licensee or any other negotiated terms or conditions of this Agreement, except where The Regents is required to release information under the California Public Records Act, a governmental audit requirement or other applicable law provided that provided that The Regents first gives notice of such request under the CPRA to Licensee (further provided, however, that Licensee acknowledges that in the case of the CPRA there may be limited time between such notice and the required disclosure date).

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

31. MISCELLANEOUS

31.1	The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of, or to affect the meaning or interpretation of, this Agreement.

31.2	This Agreement is not binding upon the parties until it has been signed below on behalf of each party, in which event it becomes effective as of the date recited on page one.

31.3	No amendment or modification of this Agreement will be valid or binding upon the parties unless made in writing and signed by each party.

31.4	This Agreement and Appendix A (REGENTS’ PATENT RIGHTS) embodies the entire understanding of the parties and supersedes all previous communications, representations or understandings, either oral or written, between the parties relating to the subject matter hereof.

31.5	If any part of this Agreement is for any reason found to be unenforceable, all other parts nevertheless remain enforceable as long as a party’s rights under this Agreement are not materially affected. In lieu of the unenforceable provision, the parties will substitute or add as part of this Agreement a provision that will be as similar as possible in economic and business objectives as was intended by the unenforceable provision.

31.6	No provisions of this Agreement are intended or shall be construed to confer upon or give to any person or entity other than The Regents and the Licensee any rights, remedies or other benefits under, or by reason of, this Agreement.

31.7	In performing their respective duties under this Agreement, each of the parties will be operating as an independent contractor. Nothing contained herein will in any way constitute any association, partnership, or joint venture between the parties hereto, or be construed to evidence the intention of the parties to establish any such relationship. Neither party will have the power to bind the other party or incur obligations on the other party’s behalf without the other party’s prior written consent.

32. COUNTERPARTS AND EXECUTION

32.1	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Both The Regents and Licensee have executed this Agreement in duplicate originals by their authorized officers on the dates written below:

NEUROSIGMA, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Leon Ekchian	By	/s/ Emily Loughran
	Signature		Signature
Name:	Leon Ekchian	Name:	Emily Loughran
Title:	President & CEO	Title:	Director of Licensing
Date:	August 30, 2012	Date:	August 30, 2012

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A

REGENTS’ PATENT RIGHTS

1)	UCLA CASE NO. 2007-254: “*****”

COMBINED INTO UC CASE NO. 2010-003

*****” (UCLA Case No. 2007-254-1) by *****.

2)	UCLA CASE NO. 2007-292: “*****”

Provisional Patent Application No. 61/305,514 ***** (UCLA Case No. 2007-292-1) *****

3)	UCLA CASE NO. 2010-003: “*****”

INCORPORATING UC CASE NO. 2007-254

Provisional Patent Application No. 61/248,827 ***** (UCLA Case No. 2010-003-1) *****.

4)	UCLA CASE NO. 2010-396: “*****”

Provisional Patent Application No. 61/289,829 entitled, “***** (UCLA Case No. 2010-396-1) *****.

5)	UCLA CASE NO. 2010-588: “*****”

Provisional Patent Application No. 61/354,641 ***** (UCLA Case No. 2010-588-1) *****.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX B

ROYALTY STATEMENT

UC Control No: Product Name/Code(s)

Licensee Name: NEUROSIGMA INC.

Licensee Phone No:

Licensee Fax No:

Licensee Email Address: Quarter Covered:

Product Name	Number of Units Sold	Unit Selling Price (US $)	Gross Sales (US $)	Final Sales (US $)	Net Sales (US $)	Royalty Rate (%)	Total Earned Royalties (US $)

Total Royalties Earned:

Less Minimum Annual Royalty:
(If Applicable)

Balance Due The REGENTS:

Prepared By:

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX C

LICENSEE CONTACT INFORMATION

Licensee Name: NEUROSIGMA INC.	UC Control No:

PATENT PROSECUTION CONTACT:

LAST NAME:	*****	TELEPHONE:	*****
FIRST NAME:	*****
TITLE:	*****	FAX:
COMPANY NAME:	*****
ADDRESS:	*****	EMAIL:
ADDRESS:
CITY, STATE, ZIP:	*****
COUNTRY:	*****

PROGRESS REPORTS CONTACT:

LAST NAME:	(Same as above)	TELEPHONE:
FIRST NAME:
TITLE:		FAX:
COMPANY NAME:
ADDRESS:		EMAIL:
ADDRESS:
CITY, STATE, ZIP:
COUNTRY:

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

FINANCIALS CONTACT:

LAST NAME:	(Same as above)	TELEPHONE:
FIRST NAME:
TITLE:		FAX:
COMPANY NAME:
ADDRESS:		EMAIL:
ADDRESS:
CITY, STATE, ZIP:
COUNTRY:

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX D

Stock Issuance Agreement

This Stock Issuance Agreement (the “Agreement”) is effective September 28, 2010 (the “Effective Date”) between NeuroSigma, Inc. (“Licensee”), a Delaware corporation having a principal place of business at 466 Foothill Blvd. #348, La Canada Flintridge, CA 91001 (“Licensee”), and THE REGENTS OF THE UNIVERSITY OF CALIFORNIA (“The Regents”), a California corporation having its corporate offices located at 1111 Franklin Street, Oakland, California 94607-5200 as represented under its street name of Shellwater & Co (“Shellwater”).

1.	Issuance of Stock.

1a. Pursuant to Paragraph 4.4 of that certain license agreement entered into as of July 26, 2010 between The Regents and Licensee (the “License Agreement”), Licensee hereby issues to The Regents ***** shares of the Licensee’s common stock (the “Shares”) which is equal to ***** percent (*****%) of the outstanding and issued common stock of Licensee as of the Effective Date of this Agreement. Licensee will issue to The Regents, within thirty ***** of the Effective Date, a stock certificate, registered in the name of The Regents, reflecting the Shares.

2.	“Market Stand-Off” Agreement.

The Regents hereby agrees that, if this Section 2 is invoked by action of the Board of Directors of Licensee in the event of any underwritten or public offering of securities of Licensee or an affiliate, The Regents will, during a period of time specified by Licensee but not to exceed ***** following the effective date of a registration statement filed under the Securities Act of 1933, which period may be extended upon the request of the managing underwriter, to the extent required by any National Association of Securities Dealers rules, for an additional period of up to ***** if the Company issues or proposes to issue an earnings or other public release within ***** of the expiration of the *****, not directly or indirectly, sell, offer to sell, contract to sell, grant any option to purchase or otherwise transfer any securities of Licensee held by The Regents, other than securities, if any, that are included in such registration, nor short sell or enter into derivative transactions that are economically equivalent to a sale of such securities. In order to enforce the foregoing covenant, Licensee may impose stop-transfer instructions with respect to the common stock held by The Regents until the end of such period, and The Regents agrees that, if so requested, The Regents will execute an agreement in the form provided by the underwriter containing terms which are essentially consistent with the provisions of this Section 2.

3.	Representations and Warranties of Licensee.

Licensee hereby represents and warrants to The Regents that:

3a.	Capitalization. As of the Effective Date, Licensee is authorized to issue ***** shares of common stock, par value $0.0001 per share, ***** of which will be issued concurrent with Licensee’s entry into the Agreement, and no shares of preferred stock.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

3b.	Authorization. All corporate action on the part of Licensee, its officers, directors and stockholders necessary for the authorization, execution and delivery by Licensee of this Agreement, the performance of all obligations of Licensee hereunder and the authorization, issuance and delivery of the common stock being issued hereunder, has been taken, and this Agreement constitutes a valid and legally binding obligation of Licensee, enforceable against Licensee in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3c.	Valid Issuance of Securities. The common stock that is being issued hereunder, when issued and delivered in accordance with the terms of this Agreement and the License Agreement, will be duly and validly issued, fully paid and nonassessable.

3d.	Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of Licensee in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder (the “California Blue Sky Law”), other applicable state securities laws and Regulation D of the U.S. Securities Act of 1933, as amended (the “Securities Act”).

4.	Representations and Warranties of The Regents.

The Regents hereby represents and warrants to Licensee that:

4a.	Authorization. The Regents has full power and authority to enter into this Agreement and has duly authorized, executed, and delivered the same. This Agreement constitutes a valid and legally binding obligation of The Regents, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of a specific performance, injunctive relief, other equitable remedies or remedies otherwise limited by California law.

4b.

Accredited Investor Status and Investment Experience. The Regents is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Regents understands that the acquisition of common stock involves substantial risk. The Regents: (i) has experience as an investor in securities of companies in the development stage and acknowledges that The Regents is able to fend for itself, can bear the economic risk of The Regents’ investment in the common stock and has such knowledge and experience in financial or business matters that The Regents is capable of evaluating the merits and risks of this investment in the common stock and protecting its own interests in connection with this investment and (ii) has a preexisting business relationship with Licensee and certain of its officers, directors or controlling persons of a nature and

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

duration that enables The Regents to be aware of the character, business acumen and financial circumstances of such persons.

4c.	Purchase Entirely for Own Account. The Regents is acquiring the common stock for investment for The Regents’ own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and The Regents has no present intention of selling, granting any participation in, or otherwise distributing the same. Notwithstanding the foregoing The Regents may, or may direct Licensee to, transfer an inventors’ share under The Regents Patent Policy, of the Licensee shares due to The Regents under this agreement to The Regents inventors of the patent rights licensed to Licensee under the License Agreement; provided that (i) no such transfer may occur prior to the one-year anniversary of the date such shares were issued to The Regents, (ii) the inventor shall sign an investment letter in form and substance satisfactory to the Licensee which shall include, among other things, an agreement to be bound by Section 2 of this Agreement and (iii) the shares being transferred shall continue to bear the restrictive legends set forth in Section 5 of this Agreement.

4d.	Restricted Securities. The Regents understands that the issuance to The Regents of the common stock has not been, and will not be, registered under the Securities Act, nor qualified under the California Blue Sky Law, by reason of private placement exemptions from such registration and qualification provisions which depend upon, among other things, the accuracy of The Regents’ representations as expressed herein. The Regents understands that the shares of common stock are “restricted securities” under applicable federal and state securities laws and that, pursuant to these laws, The Regents must hold the common stock indefinitely unless a sale of the common stock is registered with the Securities and Exchange Commission and qualified under state law, or an exemption from such registration and qualification requirements is available. The Regents acknowledges that Licensee has no obligation to register or qualify any resale of the common stock by The Regents. The Regents further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the common stock, and on requirements relating to Licensee which are outside of The Regents’ control, and which Licensee is under no obligation and may not be able to satisfy.

4e.	Disclosure of Company Information and Absence of Public Market. The Regents has had an opportunity to discuss Licensee’s business, management, financial affairs and the terms and conditions of the acquisition of the common stock with Licensee’s management. Licensee has answered all questions asked by The Regents and has provided all information requested by The Regents related to Licensee and The Regents’ acquisition of common stock. The Regents understands that no public market now exists for any of the common stock issued by Licensee, and that Licensee has made no assurances that a public market will ever exist for the common stock.

5.	Legend.

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Any certificate, or notice of issuance of uncertificated security, representing the common stock issued to The Regents subject to the provisions of this Agreement may have endorsed thereon a legend or legends to substantially the following effects:

“THE SALE OF THE SHARES REPRESENTED BY THIS CERTIFICATE [OR THIS NOTICE OF ISSUANCE OF UNCERTIFICATED SECURITIES, IF APPLICABLE] HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR QUALIFIED UNDER THE CALIFORNIA CORPORATE SECURITIES LAW OF 1968, AND SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER THE SECURITIES ACT OF 1933, AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO LICENSEE THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS.”

“THE COMMON STOCK REPRESENTED BY THIS CERTIFICATE [OR THIS NOTICE OF ISSUANCE OF UNCERTIFICATED SECURITIES, IF APPLICABLE] IS SUBJECT TO, AND MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH, A STOCK ISSUANCE AGREEMENT DATED IN OR AROUND JULY 1, 2010 BETWEEN LICENSEE AND THE HOLDER OF THESE SECURITIES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF LICENSEE. BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST WILL BE DEEMED TO AGREE TO AND WILL BECOME BOUND BY ALL THE PROVISIONS OF SAID AGREEMENT.”

6.	Miscellaneous.

6a.	Assignment; Successors and Assigns. ***** may assign this Agreement ***** of the other party. Except as otherwise provided herein, this Agreement and the rights and obligation of the parties hereunder will inure to the benefit of, and be binding upon, the parties’ respective successors, assigns and legal representatives.

6b.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile, Portable Document Format (PDF) or photocopied signatures of the Parties will have the same legal validity as original signatures.

6c.	Entire Agreement. This Agreement (together with the License Agreement dated as of the Effective Date) constitutes the full and entire understanding and agreement between the parties regarding the matters set forth herein.

Both The Regents and Licensee have executed this Agreement in duplicate originals by their authorized officers on the dates written below:

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

NEUROSIGMA, INC.		THE REGENTS OF THE UNIVERSITY OF CALIFORNIA

By	/s/ Leon Ekchian	By	/s/ Emily Loughran
	Signature		Signature
Name:	Leon Ekchian	Name:	Emily Loughran
Title:	President & CEO	Title:	Director of Licensing
Date:	October 1, 2010	Date:	October 1, 2010

4845-2749-0310\1

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.